UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2010

Date of reporting period:  December 31, 2010

Item 1. Reports to Stockholders.

Capital Advisors
growth fund

Annual Report

December 31, 2010

CAPITAL ADVISORS GROWTH FUND

February 21, 2011

Dear Shareholder,

We are reasonably optimistic about investment prospects in 2011 because we anticipate that most of the known risk factors facing the markets can evolve without crisis over the course of the year.  If so, stocks can move higher in 2011 on the back of any continued moderate expansion for the global economy.

Our optimism for the asset markets in the near-term is bounded by relatively modest return expectations over a longer time horizon of three to five years.  This is because the yield of an investment – either interest payments on bonds, or dividends from stocks – can contribute so much to its long-term return.  It is therefore a simple matter of arithmetic to forecast below-trend returns for the U.S. stock market when the dividend yield is just 1.8%, as it is today (Source: S&P 500 Index; Bloomberg).

We hope to combat today’s poor valuation climate in the stock market by emphasizing large, global companies with a history of above-average dividends and modest valuations, as measured by their price-to-earnings ratio (P/E).  Examples from the Fund’s current portfolio include Abbott Labs, AT&T, Johnson & Johnson, PepsiCo, Procter & Gamble and Wal-Mart.

Another area of emphasis for the Fund includes companies involved with the expansion of the mobile internet worldwide.  We believe the trend toward connected devices like smart phones, tablets, gaming consoles, automobiles, etc., represents a major technology cycle that might reach 10 billion units at maturity in 5-to10-years.  This would represent a 10-fold increase over the last major technology cycle – the desktop internet – which analysts estimate represents a one billion unit market (Source:  Morgan Stanley).  Examples of stocks in the Fund that seem well-positioned for the mobile internet cycle include Apple, Broadcom, Google, Marvell Technology, Qualcomm and Vodafone.

The Fund’s position in mobile internet stocks performed well in 2010.  Unfortunately, many of the large, dividend-paying stocks that represent the other major theme in the Fund lagged behind the benchmark averages, particularly in the second half of the year when investors seemed to favor more cyclical stocks that might benefit from “emergency” monetary policy from the Federal Reserve, including quantitative easing and a Fed Funds target anchored to zero.

We cannot know with precision when market sentiment toward “blue chip” stocks might improve, but we suspect it might coincide with the eventual

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normalization of monetary policy.  Unless the Fed adopts a third round of quantitative easing when the current program, known as “QE2,” expires in June, it seems reasonable to expect that investors might begin discounting a less accommodative monetary policy as soon as the second quarter of 2011.  We believe the relative performance of blue-chip, dividend stocks might improve materially at that time.

PERFORMANCE

The following data summarizes the Fund’s performance over various holding periods in comparison to relevant benchmarks:

Periods Ending December 31, 2010:

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	18.32%	26.37%	23.27%
12-Months	11.54%	16.71%	15.06%
3-Years	-1.40%	-0.47%	-2.86%
5-Years	2.97%	3.75%	2.29%
10-Years	-0.05%	0.02%	1.41%
Inception (12/31/1999)	-1.35%	-2.27%	0.41%

Net Expense Ratio: 1.40%^  Gross Expense Ratio 2.00%

^
The advisor has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses until April 30, 2011 to ensure that the Net Annual Fund Operating Expenses do not exceed 1.25% of average daily net assets of the Fund.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted. Performance to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase.  Performance data does not reflect the redemption fee.  If it had, returns would be reduced.

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FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2010 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Vodafone Group	40,680	25.34	26.44	4.8
Johnson & Johnson	13,900	62.65	61.85	3.8
Qualcomm	17,100	49.91	49.49	3.8
Google	1,360	589.93	593.97	3.6
PepsiCo	12,000	65.11	65.33	3.5
Apple, Inc.	2,350	295.82	322.56	3.4
AT&T	24,860	29.33	29.38	3.2
Wal-Mart	12,630	49.84	53.93	3.0
Applied Materials	48,100	13.34	14.05	3.0
Procter & Gamble	10,000	62.10	64.33	2.9

Of the 37 common stocks held by the Fund as of December 31, 2010, the 10 largest holdings represented 36.5% of total assets.  The Fund held 4.2% of its assets in interest bearing cash reserves as of December 31, 2010.

A NOTE ABOUT TAX EFFICIENCY…

We are proud of the Fund’s history as a tax-efficient equity mutual fund.  We seek to manage the Fund to deliver a high ratio for the after-tax return as a percentage of the pre-tax return over any given holding period.  Admittedly, experiencing two of the sharpest bear markets in history during the past 10 years made tax management easier during this period.  However, we try to maximize tax benefits for the Fund during bear markets by exchanging stocks with losses for other opportunities we like equally well.   This creates an economic asset from the tax loss, while still endeavoring to recover the lost market value in the Fund, provided the new stocks we buy perform at least as well during the recovery as the ones we sell during the bear market.

In 2010 we faced an unusual situation where a large tax-loss carry-forward from previous years was set to expire at year end.  Rather than lose this benefit, we chose to sell and then re-purchase several stocks in the Fund that were trading above their cost basis at the time.  We booked a capital gain of $2.8 million in 2010 associated with these transactions, which will be fully offset by the tax loss carry-forward that would have otherwise expired worthless at year-end.  Going forward, Fund shareholders will benefit from the new, higher cost basis for these positions, which will reduce the tax liability if/when these stocks are eventually sold in the Fund.   With a higher cost-versus-market value for the Fund’s positions, plus a portion of the Fund’s tax-loss carry-forward that did not expire in 2010, we should be able to deliver tax-efficient results for the foreseeable future.

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KNOWN RISK FACTORS IN THE COMING YEAR…

•Crisis Contagion in Europe
•Inflation
•Currency/Trade Wars
•Municipal Bond Defaults
•Asset Bubbles in China
•Excessive Optimism among Investors?

CRISIS CONTAGION IN THE EURO ZONE

The research sources we trust most for analysis of the Euro zone debt crisis make a strong argument that worst-case scenarios for the region can be avoided for at least a year or two.  To reach this conclusion a distinction is made between countries facing a liquidity crisis, and those that are truly insolvent.

The bad news is that Greece and Ireland appear to be insolvent.  For these nations, no realistic program of fiscal restraint seems capable of restoring debt service coverage without some degree of restructuring (i.e., “default”) of their sovereign debt over the next few years.  For example, economists predict that even if Greece does everything it has promised under its existing agreement with the International Monetary Fund (IMF), its debt-to-GDP ratio would likely still increase to 150% by 2012.  In Ireland this ratio could grow to 130% by 2012, according to economists’ forecasts.

The better news is that the much larger economies of Spain and Italy appear to be dealing with liquidity traps, rather than insolvency.  If so, ongoing financial and policy support from the European Central Bank (ECB), the European Union (EU) and the IMF seems likely to enable Spain and Italy to muddle through without a sovereign debt default.

If this distinction between insolvency and liquidity holds true, the European Union and the euro currency should survive intact.  The policy strategy for accomplishing this involves a government-supported process of managed write-offs among European banks, whereby the ECB uses a combination of very low short-term interest rates and direct asset purchases from banks (sound familiar...it’s the same strategy in place at the U.S. Federal Reserve) to “buy time” for European banks to recognize their loan losses incrementally over the next few years.

This strategy assumes the European banking system can survive a sovereign default from within its membership…just not this year.  So policy makers hope to facilitate a recovery in the financial strength of European banks between now and 2013, at which time the system may be capable of withstanding a default from Greece, Ireland and/or Portugal.

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The key issue to watch here is Spain.  Due to Spain’s much larger economy relative to the other troubled nations in the Euro zone, it seems critical for Spain to avoid the death spiral that has already gripped its insolvent neighbors.  Signs of serious deterioration in Spain would cause us to rethink our current expectations about Euro zone risks in 2011.

INFLATION…

Contrary to common hand-wringing in the financial media, quantitative easing is not necessarily inflationary.  When the Fed purchases a security from a primary dealer bank in the execution of so called quantitative easing, the corresponding entry on the bank’s balance sheet is not an increase in cash, but rather, an increase in reserves held at the Fed.  Since banks are required to maintain a minimum ratio of reserves relative to loans outstanding, an increase in reserves creates new capacity for banks to make loans, but it does not create new money per se.  Unless banks increase their lending activity based upon increased reserves created through quantitative easing, no new money enters the real economy.

And banks have not been expanding their lending activity, at least not yet.  Instead, most of the new reserves entering the banking system merely serve to offset write-offs within banks’ existing loan portfolios.  We know this because we can observe it in monetary measures like the “velocity” of money which measures the amount of economic activity associated with a given level of money supply.  If inflationary pressures mount in 2011 we should see some advance warning through acceleration in money velocity.

In the meantime, don’t be fooled by rising commodity prices as an omen for inflation.  If the price of oil, cotton or coffee doubles, but the spending power of society remains constant, people merely shift their consumption away from other items to allow for increased spending on oil, cotton and coffee.

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Velocity of money in the US:  still not healthy

Source:  Federal Reserve (Fred); Macroeconomic Advisers

Note:  Monthly Average GDP (MA GDP) represents a broad measure of U.S. economic output.  M2 measures cash and liquid deposits in the economy.

Remember the difference between bank reserves at the Fed, and money in circulation.  Unless banks expand lending activity materially, no “new money” enters the system regardless of how many bonds the Fed purchases through quantitative easing.  As such, an increase in the price of one item – say oil – either draws spending power away from something else, or it reduces the consumption of oil, neither of which is inflationary.

CURRENCY/TRADE WARS…

Since gold represents the world’s “anti-currency,” its persistent march higher in recent years is viewed by many as a vote of no-confidence in the global system of fiat currencies and variable exchange rates.  Currency related fears seemed to reach a fever pitch immediately following the official launch of “QE2” by the Federal Reserve in early November, with the most bearish commentaries drawing parallels between recent gyrations in the dollar and the series of global competitive currency devaluations in the 1930s that many historians believe exacerbated the Great Depression, and ultimately led to WWII.

We must acknowledge that there are strong tensions between high-income nations like the U.S. and those in the Euro zone, who seek a weaker currency

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to support economic recovery, and developing nations like China that wish to avoid a stronger exchange rate to sustain their export-driven economic models.  However, these natural tensions seem a far cry from a “currency war,” as these markets are frequently described in the media of late.

Note:  The Trade Weighted Exchange Index measures the exchange rate between the U.S. dollar and a basket of global currencies weighted by their relative share of global trade.  The chart indicates that recent movements are not too extraordinary relative to historical trends.

On the contrary, recent cross-currency exchange rate trends look appropriate in both scope and direction in light of the scale of the economic disruption that occurred in 2008-09.  With interest rates and economic expansion anchored near zero in much of the developed world, it seems only natural that money should flow toward emerging market economies that offer higher rates of return and faster growth.  Yet emerging markets must contend with inflation and asset bubbles if capital flows too rapidly into their economies.  The recent enactment of capital controls in some emerging market countries seems like a rational response to extraordinary conditions…not an act of currency warfare.

MUNICIPAL BOND DEFAULTS…

The notion of a pending “crisis” in the municipal bond market gained traction in the financial media toward the end of last year.  Reports of defaulted bonds from a small town in Pennsylvania were extrapolated to entire states like California, Illinois and New Jersey as being the next likely dominos to fall.

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Let us say first that we have no interest in buying municipal bonds from California, New Jersey, or a host of other issuers where default risk seems very real.  That said, we do not agree with the notion that municipal bonds as an asset class are somehow toxic, nor do we expect a new phase of the credit crisis to emerge from the municipal bond sector.

There are two key reasons why default rates in the municipal bond market have been very low historically compared to sovereign debt or corporate bonds, and both conditions remain in place today.  First, state and local governments are required to balance their budgets each year, so it is less common for these issuers to reach a state of self-reinforcing collapse due to over-indebtedness.  Second, debt service typically represents a small fraction of the total budget for state and local issuers of municipal bonds.

A BUBBLE IN CHINA?

One sobering reality about emerging market nations is that the path from “emerging” to “developed” almost never occurs without at least one major financial crisis.  Now that China has become the world’s second largest economy, the prospect of a financial crisis there warrants special attention from investors.

While we respect that the odds strongly favor a crisis in China…someday…we do not expect it to occur in 2011.  We base this opinion on the presence of mitigating factors for the various risks cited most frequently by those with a more bearish opinion about China.

For example, stories of empty shopping malls are frequently offered in support of a pending real estate bust in China.  Yet analysts at the Bank Credit Analyst (BCA) point out that retail sales have been doubling every five years in China, so the prospect of growing through the problem seems plausible in China, where it might not be in many other countries.

Speculative real estate prices are also a source of concern, particularly in China’s large coastal cities.  However, China’s real estate market is different because most property is either bought with cash, or with a modest mortgage supported by a down payment of 25% to 50%.  BCA recently suggested an analogy to Hong Kong in the late 1990s, when property prices plunged by around two-thirds between 1997 and 2003 without triggering a financial crisis due to similarly low leverage in the Hong Kong real estate market at the time.

If the Hong Kong analogy is appropriate for China, the bears might be right about a property bubble in some Chinese cities, but that does not necessarily mean it will trigger a financial crisis when the bubble bursts.  This seems particularly true considering Chinese banks are mostly owned by the

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government, so they will likely not be allowed to fail.  Moreover, since the Chinese fiscal position is among the strongest in the world, the government can provide support for a large volume of soured bank loans if/when the loans go bad.

INVESTOR SENTIMENT…TOO FROTHY?

One risk factor that gives us pause in the very near-term is a recent surge in optimism among investors, as measured by sentiment indicators like the Investors Intelligence Bull/Bear Ratio and the American Association of Individual Investors % Bulls Index.  Investor sentiment has an uncanny track record for marking short-term turning points in the stock market, whereby stocks have a tendency to turn in the opposite direction of sentiment whenever consensus opinion leans too heavily in one direction or the other.

For us, the message from the table below is that stocks seem likely to experience a pull-back of 5% to 10% sometime in the first half of 2011.  However, we do not expect any near-term decline to evolve into the next bear market.

AAII % BULLS
This is the highest level of optimism since November 18, 2004.  Bullish sentiment has now exceeded two standard deviations from its historical mean.  In the past, bullish sentiment at these levels has many times resulted in a decline in the stock market in the following 6 months.

Source: American Association of Individual Investors

IN SUMMARY…

Federal Reserve Chairman, Ben Bernanke, recently characterized the economic outlook as “unusually uncertain.”  That sounds like Fed-Speak for, “It’s risky out there!”  We agree, but we also believe the primary risk factors cited most frequently by investors can evolve without crisis in 2011, and we therefore expect decent returns from the asset markets in the year ahead.

Looking further out we believe it is prudent to set low expectations for stocks as an asset class over the coming three-to-five years due to their current initial condition of very low dividend yields.  This longer time horizon might

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also include a sovereign default in the Euro zone, most likely involving Ireland and Greece, which would disturb the markets for a time surrounding the restructuring.

We aim to counter these unfavorable initial conditions by emphasizing high-quality “blue chip” stocks with above-average dividends and global business models that should be able to take advantage of faster growth outside the U.S. economy.  We are also emphasizing companies tied to the build-out of the mobile internet since this seems like a secular growth trend that might survive the ups and downs of the economic cycle for at least the next few years.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA	Channing S. Smith, CFA
Chief Investment Officer/	Portfolio Manager
Portfolio Manager	Capital Advisors Growth Fund
Capital Advisors Growth Fund	Managing Director,
President & CEO,	Capital Advisors, Inc.
Capital Advisors, Inc.

CAPITAL ADVISORS GROWTH FUND

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard and Channing S. Smith, and are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000 Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.

Growth stocks typically are more volatile that value stocks, however, value stocks have a lower expected growth rate in earnings and sales.  The Fund is non-diversified, meaning it concentrates its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in foreign securities which involves political, economic and currency risks, greater volatility and differences in account methods.

The term “price-earnings ratio (“P/E”)”, when used in this letter, refers to a frequently utilized metric for measuring valuation in the stock market.  A stock with a high P/E ratio might be considered expensive relative to a stock with a low P/E ratio.  The figure is calculated by dividing a company’s stock price by its earnings per share.

The term “earnings per share,” when used in this letter, refers to a commonly utilized measurement of company profits.  It is calculated by dividing a company’s net income by its common shares outstanding.

Standard deviation is a statistical measure of the historical volatility usually computed using 36 monthly returns.

Any tax or legal information provided is merely a summary of our understanding and interpretation of some of the current income tax regulations and is not exhaustive.  Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.  Neither the Fund nor any of its representatives may give legal or tax advice.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC. 02/11

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Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return1
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	11.54%	2.97%	-0.05%
S&P 500® Index	15.06%	2.29%	1.41%
Russell 1000® Growth Index	16.71%	3.75%	0.02%
Total Annual Fund Operating Expenses: 2.00%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

1 Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/10 – 12/31/10).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at December 31, 2010 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/10	12/31/10	7/1/10 – 12/31/10*
Actual	$1,000.00	$1,183.20	$6.88
Hypothetical (5% return	$1,000.00	$1,018.90	$6.36
before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

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SCHEDULE OF INVESTMENTS at December 31, 2010

Shares	COMMON STOCKS - 96.17%	Value
	Asset Management - 2.72%
3,200	BlackRock, Inc.	$609,856

	Auto Parts - 2.46%
14,400	Johnson Controls, Inc.	550,080

	Biotechnology - 1.68%
10,400	Gilead Sciences, Inc.*	376,896

	Business Services - 1.85%
5,900	Visa, Inc. - Class A	415,242

	Communication Equipment - 2.56%
29,700	Corning, Inc.	573,804

	Conglomerates - 2.86%
34,960	General Electric Co.	639,418

	Discount, Variety Stores - 3.04%
12,630	Wal-Mart Stores, Inc.	681,136

	Diversified Computer Systems - 2.40%
3,660	International Business Machines Corp.	537,142

	Diversified Utilities - 1.73%
9,280	Exelon Corp.	386,419

	Drug Manufacturers - 7.76%
9,520	Abbott Laboratories	456,103
13,900	Johnson & Johnson	859,715
7,160	Novartis AG - ADR	422,082
		1,737,900
	Drugs Wholesale - 2.07%
6,600	McKesson Corp.	464,508

	Food - Diversified - 1.94%
13,800	Kraft Foods, Inc. - Class A	434,838

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	Home Improvement Stores - 2.85%
18,200	Home Depot, Inc.	$638,092

	Independent Oil & Gas - 2.27%
11,300	Range Resources Corp.	508,274

	Industrial Metals & Minerals - 2.74%
6,600	BHP Billiton Ltd. - ADR	613,272

	Internet Information Provider - 3.61%
1,360	Google, Inc. - Class A*	807,799

	Major Integrated Oil & Gas - 4.71%
6,600	Exxon Mobil Corp.	482,592
10,700	Total SA - ADR	572,236
		1,054,828
	Medical Instruments and Supplies - 4.35%
8,800	Baxter International, Inc.	445,456
9,550	Thermo Fisher Scientific, Inc.*	528,688
		974,144
	Money Center Banks - 2.05%
96,900	Citigroup, Inc.*	458,337

	Networking & Communication Devices - 2.18%
24,140	Cisco Systems, Inc.*	488,352

	Oil & Gas Pipeline - 2.62%
23,500	Spectra Energy Corp.	587,265

	Personal Computers - 3.38%
2,350	Apple, Inc.*	758,016

	Personal Products - 2.87%
10,000	Procter & Gamble Co.	643,300

	Processed & Packaged Goods - 3.50%
12,000	PepsiCo, Inc.	783,960

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value
	Regional Banks - 2.20%
10,630	State Street Corp.	$492,594

	Restaurants - 2.30%
10,510	Yum! Brands, Inc.	515,516

	Semiconductor - Equipment & Materials - 3.02%
48,100	Applied Materials, Inc.	675,805

	Semiconductor - Integrated Circuits - 8.51%
9,800	Broadcom Corp. - Class A	426,790
34,090	Marvell Technology Group Ltd.*#	632,370
17,100	Qualcomm, Inc.	846,279
		1,905,439
	Telecommunication Services/Domestic - 8.06%
24,860	AT&T, Inc.	730,387
40,680	Vodafone Group Plc - ADR	1,075,172
		1,805,559
	Waste Management - 1.88%
14,100	Republic Services, Inc.	421,026
	Total Common Stocks (Cost $21,144,572)	21,538,817

	SHORT-TERM INVESTMENTS - 11.62%
2,601,837	Fidelity Institutional Money Market
	Government Portfolio, Class I, 0.02%†
	(Cost $2,601,837)	2,601,837
	Total Investments in Securities
	(Cost $23,746,409) - 107.79%	24,140,654
	Liabilities in Excess of Other Assets - (7.79)%	(1,743,901)
	Net Assets - 100.00%	$22,396,753

*Non-income producing security.
#U.S. traded security of a foreign issuer.
†Rate shown is the 7-day yield as of December 31, 2010.
ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES at December 31, 2010

ASSETS
Investments in securities, at value
(identified cost $23,746,409)	$24,140,654
Receivables
Dividends and interest	46,529
Fund shares sold	33,274
Prepaid expenses	9,038
Total assets	24,229,495
LIABILITIES
Payables
Securities purchased	1,653,931
Fund shares redeemed	136,571
Due to advisor	5,634
Audit fees	16,700
Shareholder reporting	2,141
Transfer agent fees and expenses	2,993
Fund accounting fees	3,162
Distribution fees	4,742
Administration fees	3,383
Chief Compliance Officer fee	1,165
Custodian fees	993
Accrued other expenses	1,327
Total liabilities	1,832,742

NET ASSETS	$22,396,753

Net asset value, offering and redemption price per share
[$22,396,753 / 1,321,244 shares outstanding; unlimited
number of shares (par value $0.01) authorized]	$16.95

COMPONENTS OF NET ASSETS
Paid-in capital	$23,789,110
Undistributed net investment income	6,525
Accumulated net realized loss on investments	(1,793,127)
Net unrealized appreciation on investments	394,245
Net assets	$22,396,753

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2010

INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld of $16,014)	$473,378
Interest	865
Total income	474,243

Expenses
Advisory fees (Note 4)	154,597
Distribution fees (Note 5)	51,532
Administration fees (Note 4)	41,225
Fund accounting fees (Note 4)	21,859
Transfer agent fees and expenses (Note 4)	18,791
Registration fees	16,825
Audit fees	16,700
Legal fees	12,572
Chief Compliance Officer fee (Note 4)	7,084
Trustee fees	6,942
Custody fees (Note 4)	5,832
Shareholder reporting	5,612
Insurance	3,592
Miscellaneous fees	3,579
Total expenses	366,742
Less: advisory fee waiver (Note 4)	(109,080)
Net expenses	257,662
Net investment income	216,581

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain from investments	3,706,584
Net change in unrealized depreciation on investments	(1,538,168)
Net realized and unrealized gain on investments	2,168,416
Net Increase in Net Assets
Resulting from Operations	$2,384,997

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$216,581	$102,954
Net realized gain/(loss)
from investments	3,706,584	(324,954)
Net change in unrealized
appreciation/(depreciation)
on investments	(1,538,168)	3,349,148
Net increase in net assets
resulting from operations	2,384,997	3,127,148

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(210,070)	(107,245)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	158,462	4,811,166
Total increase in net assets	2,333,389	7,831,069

NET ASSETS
Beginning of year	20,063,364	12,232,295
End of year	$22,396,753	$20,063,364
Includes undistributed net
investment income of	$6,525	$—

(a)  A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	299,803	$4,711,150	617,399	$8,365,760
Shares issued in
reinvestment of
distributions	12,155	206,141	6,995	105,689
Shares redeemed*	(298,603)	(4,758,829)	(281,558)	(3,660,283)
Net increase	13,355	$158,462	342,836	$4,811,166
* Net of redemption fees of		$—		$5

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2010	2009	2008	2007	2006
Net asset value,
beginning of year	$15.34	$12.68	$17.96	$15.90	$14.87
Income from
investment operations:
Net investment
income/(loss)	0.16	0.09 ^	0.01 ^	(0.03)	(0.06)
Net realized and
unrealized gain/(loss)
on investments	1.61	2.65	(5.28)	2.09	1.09
Total from
investment operations	1.77	2.74	(5.27)	2.06	1.03

Less distributions:
From net
investment income	(0.16)	(0.08)	(0.01)	—	—
Total distributions	(0.16)	(0.08)	(0.01)	—	—
Redemption fees retained	—	0.00 ^#	0.00 ^#	—	—
Net asset value,
end of year	$16.95	$15.34	$12.68	$17.96	$15.90

Total return	11.54%	21.64%	-29.35%	12.96%	6.93%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$22,397	$20,063	$12,232	$15,428	$16,251

Ratio of expenses to
average net assets:
Before expense waiver	1.78%	1.92%	2.11%	1.89%	1.88%
After expense waiver	1.25%	1.32%†	1.50%	1.50%	1.50%
Ratio of net investment
income/(loss) to average
net assets:
Before expense waiver	0.52%	0.09%	(0.52%)	(0.54%)	(0.72%)
After expense waiver	1.05%	0.69%	0.09%	(0.15%)	(0.34%)
Portfolio turnover rate	130.84%	78.54%	83.95%	78.78%	72.95%

^	Based on average shares outstanding.
#	Amount is less than $0.01.
†	Effective May 1, 2009, the Advisor contractually agreed to lower the net annual operating expense limit to 1.25%.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2010

NOTE 1 - ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as a non-diversified, open-end management investment company.  The Fund began operations on January 1, 2000.  The investment objective of the Fund is to seek long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B. Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

   The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Fund’s 2010 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

   The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.      Redemption Fee:  The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended December 31, 2010, the Fund did not retain any redemption fees.

F. Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

   For the year ended December 31, 2010, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed	Accumulated
Net Investment	Net Realized	Paid-in
Income/(Loss)	Gain/(Loss)	Capital
$14	$1,346,077	$(1,346,091)

G. Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

NOTE 3 - SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities:  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

Securities for which market quotations are not readily available or if the closing price doesn’t represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes:  Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Equity
Basic Materials	$2,760,223	$—	$—	$2,760,223
Conglomerates	639,418	—	—	639,418
Consumer Goods	2,412,178	—	—	2,412,178
Financials	1,377,721	—	—	1,377,721
Healthcare	3,088,940	—	—	3,088,940
Industrial Goods	421,026	—	—	421,026
Services	2,714,494	—	—	2,714,494
Technology	7,738,398	—	—	7,738,398
Utilities	386,419	—	—	386,419
Total Equity	21,538,817	—	—	21,538,817
Short-Term Investments	2,601,837	—	—	2,601,837
Total Investments in Securities	$24,140,654	$—	$—	$24,140,654

See the Fund’s Schedule of Investments for additional detail.

Transfers between levels are recognized at the end of the reporting period.  During the year ended December 31, 2010, the Fund recognized no significant transfers to/from Level 1 or Level 2.

New Accounting Pronouncement: On January 21, 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

investment securities are to be valued and disclosed.  Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number.  The effective date of the amendment is in for interim and annual periods beginning after December 15, 2010.  At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2010, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended December 31, 2010, the Fund incurred $154,597 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2010, the Advisor reduced its fees in the amount of $109,080; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $279,253 at December 31, 2010.  Cumulative expenses subject to recapture expire as follows:

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

Year	Amount
2011	$79,941
2012	90,232
2013	109,080
$279,253

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended December 31, 2010, the Fund incurred $41,225 in administration fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended December 31, 2010, the Fund incurred $21,859, $11,999, and $5,832 in fund accounting, transfer agency (excluding out-of-pocket expenses), and custody fees, respectively.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.

For the year ended December 31, 2010, the Fund was allocated $7,084 of the Chief Compliance Officer fee.

NOTE 5 - DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2010, the Fund paid the Distribution Coordinator $51,532.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $25,673,928 and $24,492,891, respectively.

NOTE 7 - INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Ordinary income	$210,070	$107,245

As of December 31, 2010, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$23,747,448
Gross tax unrealized appreciation	707,503
Gross tax unrealized depreciation	(314,297)
Net tax unrealized appreciation	393,206
Undistributed ordinary income	6,525
Undistributed long-term capital gain	—
Total distributable earnings	6,525
Other accumulated gains/losses	(1,792,088)
Total accumulated earnings/(losses)	$(1,392,357)

(a)  The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sale deferrals.

At December 31, 2010, the Fund had a capital loss carryforward of $1,792,088 which expires as follows:

Year	Amount
2011	$296,341
2016	162,105
2017	1,333,642
$1,792,088

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                     TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 28, 2011

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2010 (Unaudited)

For the year ended December 31, 2010, the Capital Advisors Growth Fund designated $210,070 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2010, certain dividends paid by the Capital Advisors Growth Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 100%.

For corporate shareholders in the Capital Advisors Growth Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2010 was 100%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years
Independent Trustees(1)
Sallie P. Diederich	Trustee	Indefinite	Independent	1	None.
(age 60)		term since	Mutual Fund
615 E. Michigan Street		January	Consultant, (1995
Milwaukee, WI 53202		2011.	to present); Advisor
			Corporate Controller,
			Transamerica Fund
			Management Company
			(1994 to 1995); Senior
			Vice President, Mutual
			Fund and Custody
			Operations (1992 to
			1993); Vice President
			and Controller, Mutual
			Fund Accounting,
			American Capital
			Mutual Funds
			(1986 to 1992).

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee, The
(age 74)		term since	Financial Consultant		Forward
615 E. Michigan Street		February	and former Executive		Funds (35
Milwaukee, WI 53202		1997.	Vice President and		portfolios).
			Chief Operating
			Officer of ICI Mutual
			Insurance Company
			(until January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Independent
(age 76)		term since	President, Hotchkis		Trustee from
615 E. Michigan Street		May 2002.	and Wiley Funds		1999 to 2009,
Milwaukee, WI 53202			(mutual funds)		E*TRADE
			(1985 to 1993).		Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	None.
(age 71)		term since	Senior Vice President,
615 E. Michigan Street		February	Federal Home Loan
Milwaukee, WI 53202		1997.	Bank of San Francisco.

Interested Trustee
Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	None.
(age 63)	Trustee	term since	U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC
Milwaukee, WI 53202		2008.	(May 1991 to present).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years
Officers
Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 63)	and Chief	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Vice President, Compliance and
(age 43)	and	term since	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	June	LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	2003.
Officer

Cheryl L. King	Treasurer	Indefinite	Assistant Vice President, Compliance and
(age 49)	and	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Principal	December	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund
(age 53)	President,	term since	Services, LLC (February 2008 to present);
615 E. Michigan Street	Chief	September	General Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	2009.	(September 1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 45)		term since	Bancorp Fund Services, LLC (May 2006 to
615 E. Michigan Street		June	present); Senior Counsel, Wells Fargo Funds
Milwaukee, WI 53202		2007.	Management, LLC (May 2005 to May 2006);
Senior Counsel, Strong Financial
Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 8 and 9, 2010, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Capital Advisors Growth Fund with the Advisor for another annual term.  At this meeting, and at a prior meeting held on October 27 and 28, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2010 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

  The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and average for the year-to-date, one-year, three-year and five-year total returns, and above its peer group average for the ten-year total return, but below its peer group median for the ten-year total return.

  The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the year-to-date, one-year, three-year and five-year total returns, but below its peer group median and average for the ten-year total return.

  The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and found any differences to be reasonable.

3.THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate account clients invested in the Fund.

  The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.25% (the “Expense Cap”).  Additionally, the Board noted that the Fund’s total expense ratio was below its peer group median and average and the contractual advisory fee was above its peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were significantly below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were lower than the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Fund grow.  In this regard, the Board noted that the Advisor anticipated recognizing certain economies of scale if Fund assets should increase materially from current levels.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but indicated they would revisit this issue in the future as circumstances changed and asset levels increased.

5.THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees and the ability to use the Fund as a vehicle for its separate account business.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Capital Advisors Growth Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Capital Advisors Growth Fund would be in the best interest of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York 10022-3205

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Sallie P. Diederich is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$13,900	$15,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   3/7/11

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date _3/7/11

* Print the name and title of each signing officer under his or her signature.